SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                               (Amendment No. __)

Filed by Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

      [   ] Preliminary Proxy Statement
      [   ] Confidential, for Use of the Commission Only (as permitted by
            Rule 14a-6(e)(2))
      [ X ] Definitive Proxy Statement
      [   ] Definitive Additional Materials
      [   ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                                V-ONE Corporation
               --------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                V-ONE Corporation
               --------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

      [X]   No fee required.
      [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11:

            1) Title of each class of securities to which transaction applies:______________________________________________________

            2) Aggregate number of securities to which transaction applies:______________________________________________________

            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined):__________________________________________________

            4)    Proposed maximum aggregate value of transaction:______________

            5)    Total fee paid:_______________________________________________

      [   ] Fee paid previously with preliminary materials.

      [   ] Check box if any part of the fee is offset as provided by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:_____________________________________________

      2)    Form, Schedule or Registration Statement Number:____________________

      3)    Filing Party:_______________________________________________________

      4)    Date Filed:_________________________________________________________

          V-ONE     [LOGO]
          -----
          Security for a Connected World(Trademark) www.v-one.com


                                                              April 7, 2000
Dear Shareholder:

         On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Shareholders of V-ONE Corporation (the "Company"). The Annual Meeting will be held at The Hampton Inn Germantown, 20260 Goldenrod Lane, Germantown, Maryland 20876, on Thursday, May 11, 2000 at 10:00 a.m.
Germantown, Maryland time.

         At the meeting, you will be asked (i) to elect two directors, each for a three-year term expiring in 2003, (ii) to ratify the appointment of Ernst & Young LLP as independent public accountants for the Company, (iii) to approve an amendment to the Company's amended and restated certificate of incorporation to increase the number of shares of common stock which the Company is authorized to issue from 33,333,333 to 50,000,000 shares, and (iv) to approve an amendment to the Company's 1998 Incentive Stock Plan increasing shares authorized from 2.5 million to 5 million. The Board of Directors has unanimously approved these proposals and we urge you to vote in favor of these proposals and such other matters as may be submitted to you for a vote at the meeting.

         Your vote is very important, regardless of the number of shares you own. Please sign and return each proxy card that you receive in the postage-paid return envelope, which is provided for your convenience. The return of your proxy card will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Annual Meeting. We look forward to seeing you on May 11.
                                          Sincerely,

                                          /s/ David D. Dawson

                                          DAVID D. DAWSON
                                          CHAIRMAN, PRESIDENT AND
                                          CHIEF EXECUTIVE OFFICER

20250 Century Boulevard, Suite 300, Germantown, Maryland 20874/ (301) 515-5200

                                V-ONE CORPORATION

20250 CENTURY BOULEVARD, SUITE 300   GERMANTOWN, MARYLAND 20874   (301) 515-5200


                                     NOTICE

                         ANNUAL MEETING OF SHAREHOLDERS

                                  APRIL 7, 2000

         NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders ("Annual Meeting") of V-ONE Corporation ("Company") will be held on Thursday, May 11, 2000 at 10:00 a.m., Germantown, Maryland time, for the following purposes:


         1. To elect two directors, whose terms shall expire at the 2003 annual meeting, or until their successors have been elected and qualified;
         2. To ratify the appointment of Ernst & Young LLP, independent public accountants, as the auditors of the Company for the year ending December 31, 2000;
         3. To approve an amendment to the Company's amended and restated certificate of incorporation to increase the number of shares of common stock which the Company is authorized to issue from 33,333,333 to 50,000,000 shares;
         4. To approve an amendment to the Company's 1998 Incentive Stock Plan increasing shares of common stock authorized and reserved for issuance from 2.5 million to 5 million; and
         5. To transact any other business as may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on March 22, 2000 as the record date ("Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. A complete list of shareholders of record of the Company on the Record Date will be available for examination by any shareholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for the 10-day period prior to the Annual Meeting, at the executive offices of the Company, 20250 Century Boulevard, Suite 300, Germantown, Maryland 20874.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ Joseph D. Gallagher
                                              JOSEPH D. GALLAGHER
                                              SECRETARY

Germantown, Maryland
April 7, 2000

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE SELF-ADDRESSED, POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING, OR IN PERSON, AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                                V-ONE CORPORATION

20250 CENTURY BOULEVARD, SUITE 300    GERMANTOWN, MARYLAND 20874  (301) 515-5200


                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

         The enclosed proxy is solicited by the Board of Directors ("Board") of V-ONE Corporation, a Delaware corporation ("Company"), for use at the Annual Meeting of Shareholders on Thursday, May 11, 2000 ("Annual Meeting"), and at any adjournment thereof. The approximate date of mailing of this Proxy Statement is April 7, 2000

              INFORMATION RELATING TO VOTING AT THE ANNUAL MEETING

         The securities to be voted at the Annual Meeting consist of (i) shares of common stock of the Company, $0.001 par value per share ("Common Stock"), with each share entitling its record owner to one vote on each of the proposals ("Proposals") and on all other matters properly brought before the Annual Meeting and (ii) shares of Series C Preferred stock, $0.001 par value per share ("Series C Stock"), with each share entitling its record owner to ten votes on proposals 2, 3 and 4 and on all other matters properly brought before the annual meeting, except with respect to the election of directors. The close of business on March 22, 2000 has been fixed by the Board as the record date ("Record Date") for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 143 record holders of Common Stock and 18,250,780 shares of Common Stock outstanding and 25 record holders of Series C Stock and 335,000 shares of Series C Stock outstanding and eligible to be voted at the Annual Meeting. The Common Stock and Series C Stock (collectively "Voting Stock") are the only outstanding voting securities of the Company.

         The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of the Voting Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. If less than a majority of the outstanding shares are present at the Annual Meeting, either in person or by proxy, a majority of the shares so represented may vote to adjourn the Annual Meeting from time to time without further notice. Directors receiving a plurality of votes will be elected in the order of the number of votes received. There is no cumulative voting in the election of directors. With respect to any other matter properly brought before the Annual Meeting or any adjournment thereof, the vote required for approval shall be the affirmative vote of a majority of the total number of votes that those present at the Annual Meeting, in person or by proxy, are entitled to cast.

         All shares entitled to vote represented by a properly executed and unrevoked proxy received in time for the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions given; in the absence of instructions to the contrary, such shares will be voted FOR the Proposals to elect the designated nominees for director. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters as determined by a majority of the Board.

         Under Delaware law, shares represented at the Annual Meeting (either by properly executed proxy or in person) that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions as to any Proposal will have the same effect as votes against the Proposal. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of such Proposal (and therefore will reduce the absolute number - although not the percentage - of votes needed for approval) and will not be counted as votes for or against the Proposal.

         The cost of soliciting proxies will be borne by the Company. In addition to use of the mails, proxies may be solicited personally or by telephone or telegraph by officers, directors or employees of the Company who will not be specially compensated for such solicitation activities. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of shares held of record by such persons, and the Company will reimburse such persons for their reasonable expenses incurred in that connection.

         A shareholder may revoke his or her proxy at any time prior to its exercise by (i) filing with Joseph D. Gallagher, Secretary, V-ONE Corporation, 20250 Century Boulevard, Suite 300, Germantown, Maryland 20874, written notice thereof, (ii) submitting a duly executed proxy bearing a later date or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Unless previously revoked or otherwise instructed thereon, proxies will be voted at the Annual Meeting on the Proposals as described above.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The number of shares of Common Stock held as of March 1, 2000 by each holder, if any, of more than 5% of the outstanding Common Stock of the Company, by each director of the Company, each nominee for reelection as a director, each executive officer named in the "Summary Compensation Table," and by all executive officers and directors of the Company is set forth below. All of the shares shown in the following table are shares of Common Stock and are owned both of record and beneficially by the person named; the person named possesses sole voting and investment power, except as otherwise indicated in the footnotes to the table.


   NAME AND ADDRESS (1)       SHARES BENEFICIALLY OWNED (2) PERCENT OF CLASS (3)
   ----------------           -------------------------     ----------------

James F. Chen                        3,290,552(4)                  18.0%

David D. Dawson                        370,000(5)                   2.0%

Margaret E. Grayson**                   60,000(6)                    *

William E. Odom                         19,066(7)                    *

Steven Mogul                             5,000(8)                    *

A. L. Giannopoulos**                    10,000(9)                    *

Robert E. Kelley                            0(10)                    *

Executive Officers and                  3,754,618                  20.2%
Directors as a group       (4)(5)(6)(7)(8)(9)(10)



*  Less than 1%.

** Nominee.

(1) Unless otherwise indicated, the mailing address of each shareholder is c/o V-ONE Corporation, 20250 Century Boulevard, Suite 300, Germantown, MD 20874.

(2) In accordance with Rule 13d-3 of the Exchange Act, a person is deemed to be the beneficial owner of a security if he or she has or shares voting power or investment power with respect to such security or has the right to acquire such ownership within 60 days.

         Each director and executive officer possesses sole voting and investment power with respect to the shares listed, except as otherwise indicated. The number of shares beneficially owned by each director or executive officer is determined under rules promulgated under the Exchange Act by the Securities and Exchange Commission ("SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual currently has sole or shared voting power or investment power, and also any shares which the individual has the right to acquire within 60 days after March 1, 2000. As of March 1, 2000, the Company had 18,243,530 shares of common stock outstanding.

(3) Number of shares deemed outstanding includes any shares subject to stock options and warrants beneficially owned by the person in question that are currently exercisable or become exercisable within 60 days after March 1, 2000.

(4) Includes: 600,000 shares of Common Stock held in a family limited partnership, the general partner of which is a corporation controlled by James F. Chen and his wife Mary S. Chen. Does not include 71,110 shares of Common Stock registered in the name of Mary S. Chen as Trustee under trusts for the benefit of Mr. Chen's children with respect to which Mary S. Chen possesses voting and investment power.

(5) Includes options and warrants to purchase 360,000 shares of Common Stock. Does not include options and warrants to purchase 750,000 shares of Common Stock, that are not currently exercisable.

(6) Includes options to purchase 60,000 shares of Common Stock. Does not include options to purchase 165,000 shares that are not currently exercisable.

(7) Includes options to purchase 6,666 shares of Common Stock and warrants to purchase 10,000 shares of Common Stock.

(8) Includes options to purchase 5,000 shares of Common Stock. Does not include options to purchase 80,000 shares of Common stock that are not currently exercisable.

(9)      Includes warrants to purchase 10,000 shares of Common Stock.

(10) Does not include options to purchase 77,500 shares of Common Stock that are not currently exercisable.


                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

         The Company's restated bylaws provide for a Board consisting of up to seven members serving staggered terms. The term of office of A.L. Giannopoulos on the Board will expire at the Annual Meeting. A.L. Giannopoulos has been nominated by the Board for reelection to the Board to serve for a three-year term. Margaret E. Grayson was elected to the Board in August 1999 to fill a vacancy on the Board. Her term will also expire at the Annual Meeting. She has also been nominated by the Board for reelection to the Board to serve for a three-year term.

         There are no arrangements or understandings between the Company and any person pursuant to which such person has been elected as a director or selected as a nominee, except under Mr. Dawson's employment agreement, the Board was required to elect Mr. Dawson to fill a vacancy on the Board, and pursuant to Ms. Grayson's employment agreement, Mr. Dawson nominated Ms. Grayson to fill a vacancy on the Board.

         If any nominee becomes unavailable for any reason, or if any other vacancy in the class of directors to be elected at the Annual Meeting should occur before the election, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board to replace the nominee or to fill such other vacancy on the Board. The Board has no reason to believe that the nominees will be unavailable or that any other vacancy on the Board will occur. The nominees have consented to be named and have indicated their intent to serve if elected.

         THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE NOMINEES FOR REELECTION AS DIRECTORS SET FORTH ABOVE.

                  INFORMATION CONCERNING THE BOARD OF DIRECTORS

         The directors of the Company are currently classified into three classes, which are elected on a staggered basis. Each director serves for a three-year term and until his or her successor is duly elected and qualified. The current members of the Board are set forth below:


                                    DIRECTOR
                                     OF THE
                                    COMPANY          TERM        POSITION(S) CURRENTLY
               NAME                  SINCE          EXPIRES      HELD WITH THE COMPANY
               ----                  -----          -------      ---------------------

                                                                Director
James F. Chen ..................     1993            2002

David D. Dawson.................     1997            2001       Chairman of the Board, President and
                                                                Chief Executive Officer

A.L. Giannopoulos(1)(2)(3)           1998            2000       Director

Margaret E. Grayson (2).........     1999            2000       Director, Senior Vice President, and
                                                                Chief Financial Officer

William E. Odom (1)(3)..........     1996            2002       Director

---------------------

(1)      Member of the Audit Committee.
(2)      Nominee for election.
(3)      Member of the Compensation Committee


         Biographical information regarding the directors of the Company is as follows:


         JAMES F. CHEN, 49, founded the Company in February 1993 and has since served as a director. He also served as Chairman of the Board from November 21, 1997 to July 22, 1998. From inception until November 21, 1997, Mr. Chen served as the Company's President and Chief Executive Officer. From 1980 to 1990, Mr. Chen managed INTELSAT's world-wide ground network engineering projects. From 1990 to January 1993, he managed the INTELSAT Ground Network Engineering Department and, from March 1992 to January 1993, he also directed its Management Information Systems Division. Mr. Chen was a consultant to the Company through 12/31/99. Mr. Chen recently founded and is CEO of DrFirst.com, Inc.,an application service provider for medical doctors. Mr. Chen holds an M.S. in Computer Science from George Washington University and a B.S. in Electrical Engineering from Georgia Institute of Technology.

         DAVID D. DAWSON, 52, has served as the President and Chief Executive Officer of the Company since November 21, 1997, as a director since December 12, 1997 and as Chairman of the Board since July 22, 1998. From March 1996 until November 1997, he served as General Manager of Ascend Communications, Inc., a data communications hardware company and from April 1994 until March 1996, he served as Chief Operating Officer. From November 1995 until March 1996, he served as Chief Executive Officer of Morning Star Technologies, a firewall and communications company. From October 1992 until April 1994, he was Vice President of Development for Net Express Systems, a data communications hardware company. Mr. Dawson holds an M.S. in Computer Science from Fairleigh Dickinson University, an M.S. in Operations Research from Air Force Institute of Technology, and a B.S. in Electrical Engineering from the United States Military Academy at West Point. He is a director of Network Flight Recorder, Inc., a private company in which the Company holds 9% of the Common stock.



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


             MARGARET E. GRAYSON, 53, has served as the Senior Vice President and Chief Financial Officer of the Company since July 1, 1999 and as a director of the Company since August 20, 1999. From October 1998 through July, 1999, Ms. Grayson served as a senior executive and consultant to high technology start-up companies. From September 1994 through October 1998 Ms. Grayson served as Vice President of Finance and Administration and CFO for SPACEHAB, Incorporated . Immediately prior to joining SPAB, Ms. Grayson served as Chief Financial Officer for CD Radio, Inc. in Washington DC, an early entrant in the satellite radio mobile communications market . Ms. Grayson holds an M.B.A from the University of South Florida and a B.S. in Accounting from the State University of New York at Buffalo.

         A.L. GIANNOPOULOS, 60, has served as a director of the Company since July 22, 1998. Mr. Giannopoulos was elected a director of MICROS Systems, Inc. ("MICROS") in March 1992 and was elected President and Chief Executive Officer of MICROS in May 1993, which was a majority owned subsidiary of Westinghouse. Effective as of June 1, 1995, Mr. Giannopoulos resigned as General Manager of the Westinghouse Information and Security Systems Divisions, having been with Westinghouse for approximately 30 years. In prior assignments at Westinghouse, Mr. Giannopoulos was General Manager of the Automation Division and National Industrial Systems Sales Force, Industries Group. Mr. Giannopoulos is a graduate of Lamar University with a Bachelor of Science degree in Electrical Engineering.

         (RETIRED) LT. GEN. WILLIAM E. ODOM, 67, has served as a director of the Company since June 1996. Since October 1988, General Odom has served as Director of National Security Studies at the Hudson Institute. He has also served as an adjunct professor at Yale University since January 1989. Prior to his retirement from the military in 1988, General Odom held several military posts including, Director of the National Security Agency, Assistant Chief of Staff for Intelligence and Military Assistant to the National Security Advisor during the Carter Administration. He is the Chairman of the Board of American Science & Engineering and is also a board member of American Technologies Group. General Odom holds an M.A. and Ph.D. from Columbia University and a B.S. from the United States Military Academy at West Point.

COMPENSATION OF DIRECTORS

         Effective July 1998, the Company pays $500 per meeting, and issues 10,000 options and or warrants to purchase Common Stock annually to each independent director. The Company also reimburses directors for travel expenses incurred in connection with their attendance at meetings of the Board and its committees.

         James Chen received $60,000 in 1999 in consulting fees from the Company, pursuant to his amended employment agreement dated January 1, 1999, and he was covered by the Company's health plan during 1999 as well.

BOARD OF DIRECTORS AND COMMITTEES

         Meetings of the Board are held regularly each quarter and as required. During 1999, the Board held five meetings. The following are the committees of the Board:

         The Board has established an Audit Committee ("Audit Committee") to recommend the firm to be appointed as independent accountants to audit the Company's financial statements and to perform services related to the audit, review the scope and results of the audit with the independent accountants, review with management and the independent accountants the Company's year-end operating results and consider the adequacy of the internal accounting procedures. The Audit Committee consists of two directors, General Odom and Mr. Giannopoulos, neither of which is an employee of the Company. Mr. Giannopoulos replaced Mr. Frank Chen who served on the Audit Committee until his resignation from the Board on September 24, 1999. The Audit Committee met in conjunction with the full board in 1999.

         The Board has also established a Compensation Committee ("Compensation Committee") The Compensation Committee, which consisted of two directors until Hai Hua Cheng resigned on November 7, 1997, reviewed and recommended the compensation arrangements for all directors and officers, approved such arrangements for other senior level employees and administered and took such other action as may have been required in connection with certain compensation and incentive plans of the Company. On March 4, 1999, the Compensation Committee was reconstituted, consisting of two independent directors, General Odom and Mr. Giannopoulos. The Compensation Committee did not meet in 1999.

         The Company currently has no standing nominating committee. A director can be nominated by a member of the Board or by written notice to the Board not less than 120 calendar days in advance of the anniversary date of the Company's previous year's annual meeting of shareholders.

         No current member of the Board attended fewer than seventy-five percent (75%) of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he served during 1999.


                    INFORMATION CONCERNING EXECUTIVE OFFICERS


The Company's executive officers are elected each year by the Board, unless the Board determines, upon appointing an officer, that he or she shall serve for a different term. Any executive officer may be removed at any time, with or without cause, by the Board. Biographical information with respect to David D. Dawson and Margaret E. Grayson is provided above. See "Information Concerning the Board of Directors." Biographical information regarding the other executive officers of the Company is as follows:

         TEDD BENNETT, 47, joined the Company in August 1999 and has served as Vice President of Sales for the Company since September 1999. Prior to that, Mr. Bennett was Director of Federal and Commercial Sales for Olicom, Inc. from May 1997 to July 1999. From July 1996 to May 1997, Mr. Bennett was Director of Cisco Sales/Federal Government Sales for Comstor/GE Capital IT. Mr. Bennett was with Microdyne Corporation from January 1991 to July 1996, where he held several positions, the most recent being Director of Sales for the Asia and Pacific Rim.

         JAMES BOYLE, Ph.D., 58, has served as the Company's Vice President of Engineering since October 1999. From October 1995 to March 1998 he served as Vice President and General Manager of the Advanced Technology Division of Secure Computing Corporation. From 1993 to 1995 Dr. Boyle was retired from business. From 1991 to 1993, Dr. Boyle was a self-employed consultant to high technology companies. Prior to that, he was employed by Convex Computer Corporation, Computer Design Associates and Unisys (Sperry Corporation). Dr. Boyle holds Ph.D. and M.C.S. degrees in Computer Science from Texas A&M University and a B.S.E.E. degree in Electrical Engineering from the New Jersey Institute of Technology.

         STEVEN MOGUL, 42, has served as the Company's Vice President of Business Development from February 1999, and as acting Vice President of Sales from June through September 1999. Mr. Mogul joined the Company in May 1998 as Vice President of Sales, a position he held until February 1999. Before joining V-ONE, Mr. Mogul was Director of Sales at Ark Research from October 1997 to May 1998. From April 1995 to October 1997, Mr. Mogul was an Area Manager for Ascend Communications Inc and Director of Sales at Morning Star Technologies. Mr. Mogul holds a B.B.A. in Marketing from the University of Cincinnati.

         WILLIAM E. TAYLOR, 56, has served as the Company's Vice President of Marketing since October 1999. From December 1998 to May 1999, Mr. Taylor was Director of Worldwide Product Management at 3COM Corporation. From February 1997 to December 1998, Mr. Taylor was first Director of Marketing and then Vice President of Marketing for Hayes/Access Beyond, a company that filed a petition for Reorganization under Chapter 11 of the U.S. Bankruptcy Code on November 9, 1998. From 1992 to 1997, Mr. Taylor was Manager of Network Products for Multi-Tech Systems. Mr. Taylor holds a B.A. in Computer Science from Augsburg College.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table summarizes the compensation paid by the Company for the last three fiscal years to its Chief Executive Officer and the Company's three other most highly compensated executive officers of the Company whose salary plus bonus exceeded $100,000 during the year ended December 31, 1999 ("Named Executives").


                                        ANNUAL COMPENSATION                      LONG TERM COMPENSATION
                                        -------------------                      ----------------------
                                                                                           AWARDS




                                                                                       Securities
Name and Principal                     Salary                    Other Annual       Underlying Options    All Other
Position                     Year      ------         Bonus($)   Compensation       ------------------ Compensation ($)
------------------           ----       ($)           --------   ------------                (#)        ----------------
                                       ------                      ($)(1)                    ---
                                                                   ------

David D. Dawson              1999     $226,923                                        200,000(2)

Chief Executive Officer      1998     $200,000           --      $22,006(9)                                $54,824(10)

                             1997      $21,282           --              --           800,000(3)                    --

Robert E. Kelley(12)         1999     $143,325           --                            10,000(4)

Former Vice President        1998      $55,731      $20,000                            90,000(5)           $35,856(11)

Engineering                  1997        -                -



Steven Mogul                 1999     $186,792                                         50,000(6)

Vice President of            1998     $111,029                                         40,000(7)

Business Development         1997        --                              --               -



Margaret E. Grayson          1999      $81,250      $17,600                           250,000(8)

Senior Vice President        1998        --              --

and CFO                      1997        --              --



(1) Except as indicated, the aggregate amount of perquisites and other personal benefits, securities or property for each Named Executive is not reportable under SEC rules because such amount is the lesser of either $50,000 or 10% of total annual salary and bonus for each Named Executive.

(2) Represents options to purchase 200,000 shares of Common Stock at an exercise price of $2.156 per share under the 1998 Incentive Stock Plan (the "1998 Plan"). These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options and warrants become fully vested in the event of a change in control of the Company

(3) Represents options to purchase 500,000 shares of Common Stock at an exercise price of $3.125 per share granted under the 1996 Plan and warrants to purchase 300,000 shares of Common Stock at an exercise price of $3.125 per share. These options and warrants vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options and warrants become fully vested in the event of a change in control of the Company.

(4) Represents option to purchase 10,000 shares of Common Stock at an exercise price of $2.125 per share granted under the 1998 Plan. These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company.

(5) Represents option to purchase 90,000 shares of Common Stock at an exercise price of $2.125 per share granted under the 1998 Plan. These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company.

(6) Represents option to purchase 30,000 shares of Common Stock at an exercise price of $2.125 per share granted under the 1998 Plan, and 20,000 shares of Common Stock at an exercise price of $2.156 per share granted under the 1998 Plan. These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company.

(7) Represents option to purchase 40,000 shares of Common Stock at an exercise price of $2.875 per share granted under the 1998 Plan. These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company.

(8) Represents option to purchase 220,000 shares of Common Stock at an exercise price of $2.156 per share granted under the 1998 Plan. These options vest as to 25% of the shares on April 23, 2000, and as to an additional 25% of the shares on the April 23, 2001, April 23, 2002 and April 23, 2003. The options become fully vested in the event of a change in control of the Company. Also represents option to purchase 30,000 shares of Common Stock at an exercise price of $2.156 per share granted under the 1998 Plan. These options are immediately exercisable.

(9)      Represents taxes paid by the Company on behalf of Mr. Dawson.

(10)     Represents payments made by the Company for Mr. Dawson's relocation.

(11)     Represents payments made by the Company for Mr. Kelley's relocation.

(12)     This individual ceased being an executive officer in October 1999.

STOCK OPTIONS

         The following tables set forth further information regarding the grant of options and warrants to the Named Executives of the Company in 1999. No stock appreciation rights ("SARs") were granted to any Named Executive during 1999.




                                                                    Individual Grants
                           ----------------------------------------------------------------------------------------------------

                                                  % of Total                                    Potential Realizable Value at
                               Number of           Options                                        Assumed Annual Rates of
                              Securities          Granted to                                    Stock Price Appreciation for
                              Underlying          Employees      Exercise or                            Option Term
          Name              Options Granted       in Fiscal      Base Price     Expiration     --------------------------------
                                  (#)               Year         ($/Sh) (1)        Date                5%             10%

-------------------------  -----------------      ----------     -----------  --------------   --------------------------------
David D. Dawson                 200,000             12.49%         $2.156        6/16/2009          $271,261        $687,351
Steven Mogul                     30,000              1.87%         $2.125        4/27/2009           $40,092        $101,601
                                 20,000              1.25%         $2.156        6/16/2009           $27,126         $68,735

Robert E. Kelley                 10,000              0.62%         $2.125        4/26/2009           $13,364         $33,867
Margaret Grayson                220,000             13.74%         $2.156        6/16/2009          $298,387        $756,087
                                 30,000              1.80%         $2.156        6/16/2009           $40,682        $103,095

-------------------------

     (1)    Represents fair market value on date of grant.


         The following table summarizes the value realized upon exercise of outstanding stock options and the value of the outstanding options held by the Named Executives at December 31, 1999.


                                                                      Number of
                                                                Securities Underlying           Value of
                                                                    Unexercised                Unexercised
                                                                     Options at               In-the-Money
                                                                    December 31,               Options at
                              Shared                                   1999 (#)               December 31,
                             Acquired                               -------------              1999 ($)(1)
                                on                 Value            Exercisable/             --------------
          Name             Exercise(#)         Realized ($)         Unexercisable              Exercisable/
          ----             -----------         -------------        -------------             Unexercisable
                                                                                             --------------


David D. Dawson
                             25,000                $94,531           225,000/450,000        $618,750/$1,431,300
Steven Mogul
                              5,000                $53,125            5,000/80,000           $15,000/$276,880
Robert Kelley
                             22,500               $243,270              0/77,500                $0/$252,623
Margaret Grayson
                             25,000               $118,750            5,000/220,000          $18,594/$818,180
-----------------------------

(1) Based on the closing sales price of  $5.875 on December 31, 1999.

RELATED TRANSACTIONS

         James Chen is the founder and CEO of Dr.First.com, Inc. and owns approximately 25% of its Common stock. Dr.First.com, Inc. and the Company have agreed in principal to an OEM agreement and an ASP agreement. Targeted sales under the OEM agreement are $300,000 annually.

         Progressive Systems, Inc. ("Progressive") and the Company have entered into an agreement that allows Progressive to supply SmartGate Software integrated with Progressive's Phoenix Firewall Server. The Company has also purchased a limited number of Progressive devices for market research purposes for $90,000. David Dawson's son, Matthew Dawson, is CEO of Progressive. Margaret Dawson, David Dawson's wife, owns 55 % of Progressive Systems, Inc. Effective January 2, 1998, David Dawson resigned as a director of Progressive and relinquished all ownership rights to Progressive. David Dawson has not participated in any negotiations between the Company and Progressive.


REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

         In June 1996, the Board established the Compensation Committee, which made recommendations concerning the compensation arrangements for all directors and executive officers. From January 1 through November 7, 1997, members of the Compensation Committee were Hai Hua Cheng and William Odom. Mr. Cheng resigned from Board on November 7, 1997, and from that date until March 1999, compensation matters were handled by the Board as a whole. In March, 1999, the Board reconstituted the Compensation Committee with General Odom and Mr. Giannopoulos as members.

         Consistent with the Company's growth, in April 1997, the Compensation Committee began to adjust the compensation paid to its executive officers to be competitive within the high technology industry. As a result, compensation for executive officers currently consists primarily of base salary, cash and stock bonuses and grants of stock options pursuant to the Company's plans. Base salaries were initially determined by evaluating the responsibilities of the position and the experience and knowledge of the individual. Bonuses and annual salary adjustments, if any, were determined by evaluating performance taking into account such factors as achievement of the Company's strategic goals, assumption of additional responsibilities, attainment of specific individual objectives, and the compensation paid to other senior executives in the Company's industry. The Board believes that stock ownership by management is especially beneficial in aligning the interest of management and shareholders in the Company.

         From the inception of the Company until 1996, James F. Chen received a significant number of shares of the Company in lieu of receiving a salary. In June 1996, Mr. Chen entered into an employment agreement with the Company that provided for a base salary of $125,000 per annum. In April 1997, the Compensation Committee determined to increase Mr. Chen's base salary to $185,000 per annum in order to align his compensation with that paid to other senior executives in the Company's industry. On November 21, 1997, Mr. Chen was appointed Chairman of the Board of the Company and ceased to serve as its President and Chief Executive Officer in connection with the Company's retention of David D. Dawson. On July 22, 1998, Mr. Chen ceased to serve as Chairman of the Board. See "-- Employment Agreements" for more information regarding Mr. Chen's employment agreement.

         On November 21, 1997, the Company retained Mr. Dawson as its President and Chief Executive Officer. On that date, the Company entered into an employment agreement with Mr. Dawson, the terms of which were approved by the Board. Pursuant to such employment agreement, Mr. Dawson's base salary was set at $200,000 per annum and he received options and warrants to purchase 800,000 shares of Common Stock at an exercise price of $3.125 per share. The amount of Mr. Dawson's initial annual salary and the number of options and warrants were determined after consulting with the executive search firm retained by the Company to attract candidates for the position of President and Chief Executive Officer. On July 22, 1998, Mr. Dawson was appointed Chairman of the Board. See "-- Employment Agreements" for more information regarding Mr. Dawson's employment agreement.

         Also in June 1996, the Company entered into an employment agreement with Jieh-Shan Wang, who then held the position of Senior Vice President and Chief Technical Officer. Mr. Wang's agreement provided for a base salary of $100,000 per annum. In April 1997, the Compensation Committee determined to increase Mr. Wang's base salary to $140,000 per annum in order to align his compensation with that paid to other senior executives in the Company's industry. In 1998, Mr. Wang received a salary of $110,000 (as from October 1998 to December 1998 Mr. Wang took an unpaid sabbatical) and a performance based bonus of $35,000. See "-- Employment Agreements" for more information regarding Mr. Wang's employment agreement.

         On August 1, 1998, the Company entered into an employment agreement with Robert F. Kelly, its Vice President of Engineering. Mr. Kelley's base salary was set at $140,00 per annum, and he received options to purchase 90,000 shares of Common Stock at an exercise price of $2.125, and a sign-on bonus of $20,000. Mr. Kelley's position was changed to Vice President Business Development in October, 1999. See "--Employment Agreements" for more information regarding Mr. Kelley's employment agreement.

         On July 1, 1999, the Company entered into an employment agreement with Margaret E. Grayson, its Senior Vice President and Chief Financial Officer, the terms of which were approved by the Board. Pursuant to such employment agreement, Ms. Grayson's base salary was set at $150,000 per annum and she received options to purchase 220,000 shares of Common Stock at an exercise price of $2.156 per share. On August 20, 1999 Ms. Grayson was elected to fill a vacancy on the Board of Directors of the Company. See "-- Employment Agreements" for more information regarding Ms. Grayson's employment agreement.

         The Compensation Committee increased the salaries of the following executive officers in 1999:David Dawson from $200,000 to $250,000, Margaret Grayson from $150,000 to $175,000, Steven Mogul from $95,000 to $120,000 and Robert Kelley from $140,000 to $144,200.

         For 1999, Ms. Grayson received a bonus of $17,600 paid in cash in October, 1999.

         Grants of Company stock options are intended to align the interest of executives, key employees and others with the long-term interests of the Company's shareholders and to encourage executives and key employees to remain with the Company. The Board initially authorized the Compensation Committee to grant stock options to key employees and others under the Company's stock option plans. Currently, the Board is administering the Company's stock option plans. In the past, Mr. Chen has recommended, and currently Mr. Dawson recommends, to the Compensation Committee or the Board levels of stock option grants based upon the same factors as used for bonus and salary adjustments. Mr. Chen does not currently hold, nor has he ever been granted, options to purchase the Company's Common Stock.

         Section 162(m) of the Internal Revenue Code of 1986, as amended ("Code"), imposes a limitation on the deductibility of nonperformance-based compensation in excess of $1 million paid to the Named Executives. Currently, no executive officer of the Company is paid compensation in excess of $1 million per year and it is not anticipated that any executive officer will be paid in excess of $1 million in 2000. As the Company's Compensation Committee is now reconstituted, the Company's 1998 Incentive Stock Plan and 1996 Incentive Stock Plan can now provide for awards that can be made in compliance with Section 162(m).


                                  James F. Chen
                                 David D. Dawson
                                A.L. Giannopoulos
                               Margaret E. Grayson
                                 William E. Odom

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         As of March 1999, the members of the Company's Compensation Committee are A.L. Giannopoulos and William E. Odom.

         The Company has adopted a policy providing that all material transactions (other than compensation arrangements that must be approved by the Compensation Committee) between the Company and its officers, directors and other affiliates (i) must be approved by a majority of the disinterested members of the Board or a committee thereof (following disclosure to the Board of the material facts of the relationship and the transaction), and (ii) must be on terms no less favorable to the Company than can be obtained from unaffiliated third parties.


STOCK PERFORMANCE GRAPH

         The following graph compares the change from the date the Company's Common Stock began trading on the Nasdaq National Market in the Company's total return on its Common Stock with (a) the change in the total return on the stocks included in the CRSP Total Return Index for the Nasdaq Stock Market (U.S.) and
(b) the change in the total return on the stocks included in the Company's peer group (4 companies) assuming an initial investment of $100 on October 24, 1996, the date the Common Stock began trading on Nasdaq. All of these total returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the period. The Common Stock price performance shown below should not be viewed as being indicative of future performance. The companies currently in the peer group are Check Point Software Technologies Ltd., RSA Security, Inc., Cylink Corp., and AXENT Technologies, Inc. Security Dynamics Technologies changed its name to RSA Security Inc. in 1999.



 SOURCES:  NASDAQ                10/24/96    12/31/96    12/31/97   12/31/98    12/31/99

 V-ONE CORP                       $100.00    $145.00      $70.00     $59.38     $117.50
 NASDAQ TOTAL RETURN  INDEX       $100.00    $105.63     $129.43    $182.38     $329.49
 PEER GROUP (4 COMPANIES)         $100.00     $84.34      $99.62     $95.99     $253.33



                              [GRAPH APPEARS HERE]

EMPLOYMENT AGREEMENTS

         On November 21, 1997, the Company entered into an employment agreement with David D. Dawson, its Chairman, President and Chief Executive Officer. The employment agreement has a two-year term and is automatically renewed for an additional one-year term on such second anniversary date and each successive anniversary date thereafter. However, either the Company or Mr. Dawson may serve written notice of its or his intention not to renew not less than 90 days prior to the then current termination date of the agreement, in which case the employment agreement terminates on such termination date.

         Mr. Dawson's salary was initially set at $200,000 per year, subject to increase by the Board. The employment agreement also provides that Mr. Dawson is eligible for a cash bonus in the amount of 40% of his base salary if he meets certain performance objectives; the bonus may be increased if the objectives are exceeded.

         If the Company terminates Mr. Dawson's employment for cause, he is not entitled to any severance payment. Mr. Dawson is deemed to be terminated for cause if, in the reasonable determination of the Board, he, among other things, is convicted of a felony or a crime involving moral turpitude, participates in a fraud against the Company, or willfully discloses the Company's trade secrets or other confidential information to any of its competitors. If the Company terminates Mr. Dawson's employment other than for cause (or fails to renew the employment agreement other than for cause), Mr. Dawson's agreement, as amended on July 1, 1999 includes in his severance package any projected bonus he would receive in addition to a severance payment equal to one year's salary, as adjusted, for the period beginning on the termination date. In addition, all options and warrants previously granted become immediately exercisable if his employment is terminated other than for cause. If Mr. Dawson's employment with the Company terminates, he has agreed to resign as a director.

         On August 1, 1998, the Company entered into an employment agreement with Robert F. Kelly, its Vice President of Engineering. Mr. Kelly's employment agreement had an initial term of two years, subject to automatic renewal for additional two-year periods. Mr. Kelly's salary was initially set at $140,000 per year and he was also eligible to receive a cash bonus in the amount of 20% of his base salary if he met certain performance objectives. If the Company terminates Mr. Kelley's employment other than for cause, or fails to renew other than for cause, Mr. Kelley is entitled to severance of 6 months base pay plus any projected bonus he would receive. If Mr. Kelley is terminated without cause, the option for the year in which such termination occurs shall fully vest. In October, 1999, Mr. Kelley's position was changed to Vice President Business Development. Mr. Kelley is no longer an executive officer of the Company.

         On July 1, 1999, the Company entered into an employment agreement with Margaret E. Grayson, its Senior Vice President and Chief Financial Officer. The employment agreement has a one-year term and is automatically renewed for an additional one-year term on the anniversary date and each successive anniversary date thereafter. However, either the Company or Ms. Grayson may serve written notice of its or her intention not to renew not less than 90 days prior to the expiration of the then current term,, in which case the employment agreement terminates on such termination date.

         Ms. Grayson's salary was initially set at $150,000 per year, subject to increase by the Board. The employment agreement also provides that Ms. Grayson is eligible for a cash bonus in the amount of 40% of her base salary if she meets certain performance objectives; the bonus may be increased if the objectives are exceeded.

         If the Company terminates Ms. Grayson's employment for cause, she is not entitled to any severance payment. Ms. Grayson is deemed to be terminated for cause if, in the reasonable determination of the Board, she, among other things, is convicted of a felony or a crime involving moral turpitude, participates in a fraud against the Company, or willfully discloses the Company's trade secrets or other confidential information to any of its competitors. If the Company terminates Ms. Grayson's employment other than for cause (or fails to renew the employment agreement other than for cause), Ms. Grayson receives a severance payment equal to one year's salary plus any projected bonus that would have been paid during that year, and all options previously granted become immediately exercisable.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the SEC and the Nasdaq, the exchange on which the Company's Common Stock is listed for trading. Executive officers, directors and greater than ten-percent shareholders (collectively, the "Reporting Persons") are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.

         Based solely on review of the copies of such forms to the Company, and written representations by the Reporting Persons, the Company believes that, for the year ended December 31, 1999, all Section 16(a) filing requirements applicable to the Reporting Persons were met, with the following exceptions:
David Dawson had one late Form 4 filing and Margaret E. Grayson had one late Form 4 filing.

                       APPOINTMENT OF INDEPENDENT AUDITORS
                                  (PROPOSAL 2)

         The Audit Committee recommended and the Board approved the appointment of Ernst & Young LLP ("E & Y") as independent public accountants for the year 2000, subject to shareholder ratification.

         Effective September 30, 1999, the Company dismissed the accounting firm of PricewaterhouseCoopers LLP ("PWC") as the Company's independent accountants.

         On September 30, 1999, the Audit Committee of the Company's board of directors recommended and the full board of directors approved the appointment of E & Y to act as its auditors for the fiscal year ended December 31, 1999. The Company did not consult E & Y regarding the application of accounting principals to a specified transaction, whether contemplated or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or a reportable event (as contemplated by Item 304 of regulation S-K).

         The reports of PWC on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except that (i) its report on the financial statements for the year ended December 31, 1998 included an explanatory paragraph regarding the Company's ability to continue as a going concern and (ii) its report on the financial statements for the year ended December 31, 1998 included an explanatory paragraph regarding the restatement of the financial statements as discussed in the notes thereto.

         The decision to change auditors was recommended by the Audit Committee of the Board and was approved by unanimous written consent of the Board on September 30, 1999.

         During the Company's two most recent fiscal years there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused it to make a reference to the subject matter of the disagreements in connection with its report on the financial statements. There is no information or event required to be reported herein pursuant to Subsection (a) (1) (v) of Rule 304 of Regulation S-K.

         The Company has requested, and PWC has provided a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this filing, a copy of which is attached as
Exhibit 16 to the Company's Form 8-K dated October 7, 1999. PWC's letter indicates that they are in agreement with the statements contained in this filing insofar as such statements concern PWC.

         Representatives of E & Y will be present at the Annual Meeting where they will have the opportunity to make a statement if they desire to do so and where they will be available to respond to any appropriate questions.

         THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2000.

                    APPROVAL OF INCREASE IN AUTHORIZED SHARES
                                 OF COMMON STOCK
                      FROM 33,333,333 TO 50,000,000 SHARES
                                  (PROPOSAL 3)

         The Board of Directors has unanimously adopted and recommends that you consider and approve an amendment to Article IV of our Amended and Restated Certificate of Incorporation. This amendment would increase the total number of shares of authorized Common Stock from 33,333.333 to 50,000,000. We consider it desirable to have the flexibility to authorize and issue an additional amount of Common Stock without further shareholder action, unless we are required to obtain shareholder approval by applicable law or stock exchange regulations. This will enable us to act quickly, if we have the opportunity to make an acquisition or raise capital on terms that we deem to be in the best interest of the Company and its shareholders. If the shareholders approve the amendment, the first paragraph of Article IV of the Certificate would be replaced in its entirety by the following:

               The Corporation is authorized to issue two classes of shares to be designated Common Stock and Preferred Stock, respectively. The total number of shares of stock the Corporation shall have authority to issue is sixty-three million three hundred thirty three thousand three hundred and thirty-three shares; fifty million (50,000,000) shares of Common Stock with par value of $0.001 per share, and thirteen million three hundred thirty-three thousand three hundred thirty-three (13,333,333) shares of Preferred Stock with par value of $0.001 per share.

         THE BOARD RECOMMENDS THAT YOU APPROVE AN AMENDMENT TO ARTICLE IV OF OUR RESTATED CERTIFICATE OF INCORPORATION.

               APPROVAL OF AMENDMENT TO 1998 INCENTIVE STOCK PLAN
                                  (PROPOSAL 4)

         At the February 18, 2000 meeting of the Board, the Board approved an amendment to the Company's 1998 Plan to increase the maximum number of shares of Common Stock reserved for issuance under the 1998 Plan from 2.5 million to 5 million. The Board approved this amendment to increase the number of shares subject to the 1998 Plan in order to allow it to continue to provide long-term incentives to employees and consultants to the Company. A summary of the 1998 Plan follows.

SUMMARY

         The Board adopted the 1998 Plan on February 2, 1998. The Company is soliciting shareholder approval of the amendment to the 1998 Plan so that, among other reasons, the 1998 Plan complies with the requirements of Section 162(m) of the Code and the Company's ability to deduct compensation paid to executive officers under the 1998 Plan is preserved. The amendment to the 1998 Plan will not be effective unless and until it is approved by the Company's shareholders.



PURPOSE

         The purpose of the 1998 Plan is to advance the interest of the Company and its subsidiaries by encouraging and providing for the acquisition of an equity interest in the Company by non-employee directors, officers, key employees and consultants through the grant of awards with respect to shares of Common Stock. The 1998 Plan enables the Company to retain the services of non-employee directors, officers, key employees and consultants upon whose judgment, interest, and special effort the successful conduct of its operations are largely dependent and to complete effectively with other enterprises for the services of non-employee directors, officers, key employees and consultants as may be needed for the continued improvement of its business. The consideration for issuance of the awards is the continued services of the non-employee directors, officers, key employees and consultants to the Company and its subsidiaries. The 1998 Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

AWARDS AVAILABLE UNDER THE 1998 PLAN

         Pursuant to the 1998 Plan, 2,500,000 shares of Common Stock were reserved for future issuance by the Company to non-employee directors, officers, key employees and consultants through the grant of incentive stock options and non-qualified stock options to purchase Common Stock of the Company and restricted share awards. Such shares of Common Stock may be newly issued or Treasury shares and have an aggregate market value of approximately $14.375 million based on the price per share as of February 29, 2000 of $5.75. As of February 29, 2000, 2,405,500 options were granted under the 1998 Plan.

         In the event the purchase price of an option is paid or tax or withholding payments relating to an award are satisfied, in whole or in part through the delivery of shares of Common Stock, a participant is deemed to have received an award with respect to those shares of Common Stock. The Common Stock covered by any unexercised portions of terminated options, shares of Common Stock forfeited and shares of Common Stock subject to awards that are otherwise surrendered by a participant without receiving any payment or other benefit with respect thereto may again be subject to new awards under the 1998 Plan.

         Awards to officers, key employees and consultants under the 1998 Plan may take the form of both stock options and restricted share awards; however, no employee may receive awards with respect to more than 500,000 shares of Common Stock under the 1998 Plan. As of As of February 29, 2000, approximately 69 officers and employees and two consultants were eligible to receive awards under the 1998 Plan. Awards under the 1998 Plan may be granted alone or in combination with other awards. Non-employee directors may only receive non-discretionary stock option awards (described in more detail below) under the 1998 Plan.

1998 PLAN ADMINISTRATION

         The 1998 Plan may be administered by a committee of the Board ("Committee") or the Board. If the Committee administers the 1998 Plan, the Committee must be composed of at least two directors of the Company, each of whom is a "non-employee director" as defined in Rule 16b-3, as promulgated by the SEC under the Exchange Act, and an "outside director" within the meaning of
Section 162(m) of the Code. If, however, at least two of the Company's directors are not both "non-employee directors" and "outside directors," the Plan is administered by the Board. The 1998 Plan is currently administered by the Board.

         The Committee or the Board determines, among other things, the officers, key employees and consultants who are eligible for and granted awards, determines the amount and type of awards, determines the duration of the options (which may not exceed ten years), establishes rules and guidelines relating to the 1998 Plan, establishes, modifies and terminates terms and conditions of awards and takes such other action as may be necessary for the proper administration of the 1998 Plan.



STOCK OPTIONS

         Stock options  ("Incentive  Stock Options") meeting the requirements of
Section 422 of the Code and stock options that do not meet such requirements ("Non-Qualified Options") are both available for grant under the 1998 Plan. The term of each option is determined by the Committee or the Board, but no option may be exercisable more than ten years after the date of grant. Options are subject to restrictions on exercise, such as exercise in periodic installments, as determined by the Committee or the Board. The exercise price for an Incentive Stock Option must be at least 100% of the fair market value of a share of Common

Stock on the date of grant of such option (110% in the case of Incentive Stock Options granted to a shareholder who owns in excess of 10% of the Company's voting stock). There is no minimum exercise price for Non-Qualified Options (other than par value per share). The exercise price is payable in cash, in shares of Common Stock owned by a participant for at least six months, with respect to Non-Qualified Options only, a promissory note payable to the Company, or by cashless exercise with a participant's broker, as determined by the Committee or the Board.

         Stock options granted under the 1998 Plan are not transferable except by will or the laws of descent and distribution. Unless otherwise provided in the relevant option agreement, options may only be exercisable within three months of any termination of employment (and then only to the extent the option was exercisable on the date of termination of employment) other than termination for "cause" or termination due to death or disability. Unless otherwise provided in the relevant option agreement, options may be exercisable in full (unless previously exercised) by a participant or beneficiary, as the case may be, within one year of a termination of employment by reason of death or disability. If a participant's employment is terminated for "cause," his or her options will no longer be exercisable after the date of such termination of employment unless the option agreement provides otherwise. In no event, however, may an option be exercised after the end of its term.

         The Committee or the Board may provide that, if a participant surrenders already owned shares of Common Stock in full or partial payment of an option, then, concurrent with such surrender, the participant, subject to the availability of shares of Common Stock under the 1998 Plan, will be granted a new Non-Qualified Option (a "Reload Option") covering a number of shares of Common Stock equal to the number so surrendered. A Reload Option may be granted in connection with the exercise of an option that is itself a Reload Option. Each Reload Option will have the same expiration date as the original option and an exercise price equal to the fair market value of the Company's shares of Common Stock on the date of grant of the Reload Option. A Reload Option is exercisable immediately or at such time or times as the Committee or Board determines and will be subject to such other terms and conditions as the Committee or the Board may prescribe.

RESTRICTED SHARES

         The Committee or the Board may award restricted shares to a participant. Such a grant gives a participant the right to receive shares of Common Stock subject to a risk of forfeiture based upon certain conditions. The forfeiture restrictions on the shares of Common Stock may be based upon performance standards, length of service, or other criteria as the Committee or the Board may determine. Until all restrictions are satisfied, lapsed, or waived, the Company will maintain control over the restricted shares but the participant will be able to vote the shares of Common Stock and generally will be entitled to dividends on the shares of Common Stock. Upon termination of employment, the participant generally forfeits the right to the shares of Common Stock to the extent the applicable performance standards, length of service requirements or other measurement criteria have not been met.

NON-EMPLOYEE DIRECTOR OPTIONS

         The 1998 Plan provides for the automatic grant of a Non-Qualified Option to purchase 10,000 shares of Common Stock to each non-employee director on the earlier of (a) the first date he or she is elected as such by the Company's shareholders and (b) the date the 1998 Plan is approved by the holders of Common Stock. In addition, if a non-employee director receives, after the effective date of the 1998 Plan, an option ("1996 Plan Option") to purchase shares of Common Stock under the 1996 Plan, the number of shares subject to the option granted under the 1998 Plan will be reduced by the number of shares covered by the 1996 Plan Option.

         The option price of a non-employee director option granted under the 1998 Plan is the fair market value of a share of Common Stock on the date of grant of such option. All such options have a five-year term and are exercisable in full on the date of grant.

         If a non-employee director's service with the Company terminates by reason of death, his or her option may be exercised for a period of one year from the date of death or until the expiration of the option, whichever is shorter. If a non-employee director's service with the Company terminates other than by reason of death, his or her option may be exercised for a period of three months from the date of such termination, or until the expiration of the stated term of the option, whichever is shorter.

CHANGE IN CONTROL

         Upon the occurrence of a change in control of the Company, all options become immediately exercisable, to the extent not previously exercised, and all restrictions on restricted shares lapse. A change in control includes:

         (1) approval of the Company's shareholders of a consolidation or merger of the Company with any third party, unless the Company is the entity surviving such merger or consolidation;

         (2) approval of the Company's shareholders of a transfer of all or substantially all of the assets of the Company to a third party or a complete liquidation or dissolution of the Company;

         (3) a third party (other than James F. Chen and his affiliates or Advantage Fund Limited, Advantage Fund II Ltd. and/or their affiliates), directly or indirectly, through one or more subsidiaries or transactions or acting in concert with one or more persons or entities: (a) acquiring any combination of beneficial ownership of the Company's voting stock and irrevocable proxies representing more than 20% of the Company's voting stock,
(b) acquiring the ability to control in any manner the election of a majority of the directors of the Company or (c) acquiring the ability to directly or indirectly exercise a controlling influence over the management or policies of the Company;

         (4) any election has occurred of persons to the Board that causes a majority of such Board to consist of persons other than (a) persons who were members of the Board on February 2, 1998 ("Effective Date") and/or (b) persons who were nominated for election as members of the Board by the Board (or a committee of the Board) at a time when the majority of the Board (or of such committee) consisted of persons who were members of the Board on the Effective Date; or

         (5) a determination made by the SEC or any similar agency having regulatory control over the Company that a change in control, as defined in the securities laws or regulations then applicable to the Company, has occurred.

TERMINATION AND AMENDMENT

         The 1998 Plan will remain in effect until February 2, 2008 unless terminated earlier by the Board. The Board may amend or terminate the 1998 Plan and the Committee or the Board may amend or alter the terms of awards under the 1998 Plan but no such action shall affect or in any way impair the rights of a participant under any award previously granted without such participant's consent. No amendment may be made, without shareholder approval, that would require shareholder approval under any applicable law or rule unless the Board determines that compliance with such law or rule is no longer desired.

ANTIDILUTION PROVISIONS

         The number of shares of Common Stock authorized to be issued under the 1998 Plan and subject to outstanding awards (and the purchase or exercise price thereof), the number of non-employee director options and the per employee limit on awards will be adjusted to prevent dilution or enlargement of rights in the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the 1998 Plan or the awards.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following is a brief summary of the principal federal income tax consequences of awards under the 1998 Plan based upon current federal income tax laws.

         A participant is not generally subject to federal income tax either at the time of grant or at the time of exercise of an Incentive Stock Option. However, upon exercise, the difference between the fair market value of the shares of Common Stock and the exercise price may be includable in the participant's alternative minimum taxable income. If a participant does not dispose of shares of Common Stock acquired through the exercise of an Incentive Stock Option within one year after their receipt and within two years after the date of the option's grant, any gain or loss upon the disposition will be taxed as long-term capital gain or loss.

         The Company will not receive any tax deduction on the exercise of an Incentive Stock Option or, if the holding requirements are met, on the sale of the underlying shares of Common Stock. If a disqualifying disposition occurs (I.E., one of the holding requirements is not met), the participant will be treated as receiving compensation subject to ordinary income tax in the year of the disqualifying disposition, and the Company will be entitled to a deduction for compensation expense in an amount equal to the amount the participant includes in income. In such event, the amount includable in the participant's income (and deductible by the Company) generally will be equal to the difference between the fair market value of the shares of Common Stock at the time of exercise and the exercise price or, if less, the gain the participant realized on the sale of the shares. Any appreciation in value after the time of exercise will be taxed as long-term or short-term capital gain (depending on how long the shares are held after exercise) and will not result in any additional deduction by the Company.

         There are no federal income tax consequences to participants at the time of grant of a Non-Qualified Option. Upon exercise of the option, the participant must pay tax on ordinary income equal to the difference between the exercise price and the fair market value of the underlying shares on the date of exercise. The Company will receive a commensurate tax deduction at the time of exercise. Any appreciation in value after the time of exercise will be taxed upon the disposition of the shares as long-term or short-term capital gain (depending on how long the shares are held after exercise), and will not result in any additional deduction by the Company. Non-employee director options will receive the same federal income tax treatment as other Non-Qualified Options.

         Except as described below, a grant of restricted shares does not constitute a taxable event for either a participant or the Company. However, the participant will be subject to tax, at ordinary income rates, when any restrictions on ownership of the shares of Common Stock lapse. The amount subject to tax will be equal to the fair market value of the shares at the time the restrictions lapse reduced by the amount (if any) paid for such shares by the participant. The Company will be entitled to take a commensurate deduction at that time.

         A participant may elect to recognize taxable ordinary income at the time restricted shares are awarded in an amount equal to the fair market value of the shares of Common Stock at the time of grant, determined without regard to any forfeiture restrictions. If such an election is made, the Company will be entitled to a deduction at that time in the same amount. Future appreciation on the shares of Common Stock will be taxed when the shares are sold as short-term or long-term capital gain (depending on how long the shares are held after exercise) and will not result in any additional deduction by the Company. If, after making such an election, the shares of Common Stock are forfeited, the participant will be unable to claim a deduction.

         APPROVAL OF THE AMENDMENT OF THE 1998 INCENTIVE STOCK PLAN REQUIRES THE AFFIRMATIVE VOTE OF THE MAJORITY OF THE COMPANY'S SHARES PRESENT, OR REPRESENTED, AND ENTITLED TO VOTE. CONTINUATION OF THE 1998 INCENTIVE STOCK PLAN, AS AMENDED, WILL BE SUBJECT TO THE APPROVAL OF THE SHAREHOLDERS OF THIS PROPOSAL 4.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 1998 INCENTIVE STOCK PLAN.

                                  ANNUAL REPORT

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, WITHOUT EXHIBITS, FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 ACCOMPANIES THIS PROXY STATEMENT. UPON WRITTEN REQUEST, THE COMPANY WILL PROVIDE TO ANY SHAREHOLDER, FREE OF CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, WITHOUT EXHIBITS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS FOR COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K SHOULD BE DIRECTED TO MARGARET E. GRAYSON, SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, V-ONE CORPORATION, 20251 CENTURY BOULEVARD, SUITE 300, GERMANTOWN, MARYLAND 20874.

                              SHAREHOLDER PROPOSALS

         Proposals of shareholders intended to be presented at the 2001 Annual Meeting of Shareholders must be received by the Company no later than December 7, 2000 to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to such meeting.



                                OTHER MATTERS

         As of the date of this Proxy Statement, the Company knows of no business other than that described herein that will be presented for consideration at the Annual Meeting. If, however, any other business shall properly come before the Annual Meeting, the proxy holders intend to vote the proxies as determined by a majority of the Board.


                                             By Order of the Board of Directors

                                             /s/ Joseph D. Gallagher
                                             JOSEPH D. GALLAGHER
                                             SECRETARY

April 7, 2000

APPENDIX A - 1998 Amended Incentive Stock Plan
APPENDIX B - Form of Proxy

                                   Appendix A


                                V-ONE CORPORATION
                        1998 AMENDED INCENTIVE STOCK PLAN

ARTICLE I.  PURPOSE, ADOPTION AND TERM OF THE PLAN

      1.01 PURPOSE. The purpose of the V-ONE Corporation 1998 Amended Incentive Stock Plan (hereinafter referred to as the "Plan") is to advance the interests of the Company (as hereinafter defined) and its Subsidiaries (as hereinafter defined), if any, by encouraging and providing for the acquisition of an equity interest in the Company by non-employee directors, officers, key employees and consultants through the grant of awards with respect to shares of Common Stock (as hereinafter defined). The Plan will enable the Company to retain the services of non-employee directors, officers, key employees and consultants upon whose judgment, interest, and special effort the successful conduct of its operations is largely dependent and to compete effectively with other enterprises for the services of non-employee directors, officers, key employees and consultants as may be needed for the continued improvement of its business.

      1.02 ADOPTION AND TERM. The Plan shall become effective on February 2, 1998 ("Effective Date"), subject to the approval of a simple majority of the holders of Voting Stock (as hereinafter defined) represented, by person or by proxy, and entitled to vote at an annual or special meeting of the holders of Voting Stock. The Plan shall terminate on February 2, 2008, or such earlier date as shall be determined by the Board (as hereinafter defined); PROVIDED, HOWEVER, that, in the event the Plan is not approved by a simple majority of the holders of Voting Stock at or before the Company's 1998 annual meeting of holders of Voting Stock, the Plan shall terminate on such date and any Awards (as hereinafter defined) made under the Plan prior to such date shall be void and of no force and effect.

ARTICLE II.  DEFINITIONS

      For purposes of the Plan, capitalized terms shall have the following meanings:

      2.01 "Award" means (a) any grant to an Employee or a Consultant Participant of any one or a combination of Non-Qualified Stock Options or Incentive Stock Options described in Article VI, or Restricted Shares described in Article VII, or (b) any grant to a Non-Employee Director of a Non-Employee Director Option described in Article VIII.

      2.02 "Award Agreement" means a written agreement between the Company and a Participant or a written acknowledgment from the Company specifically setting forth the terms and conditions of an Award granted to a Participant under the Plan.

      2.03 "Beneficiary" means an individual, trust or estate who or that, by will or the laws of descent and distribution, succeeds to the rights and obligations of the Participant under the Plan and an Award Agreement upon the Participant's death.

      2.04 "Board" means the Board of Directors of the Company.

      2.05 "Cause" means, with respect to an Employee Participant or a Consultant Participant, termination for, as determined by the Committee in its sole and absolute discretion, (i) dishonest or fraudulent conduct relating to the Company or any of its Subsidiaries or their businesses; (ii) conviction of any felony that involves moral turpitude or otherwise reflects on the Company or any of its Subsidiaries in a significantly adverse way; or (iii) gross neglect by the Participant in the performance of his or her duties as an employee or a consultant, or any material breach by a Participant under any employment agreement or consulting agreement with the Company or any of its Subsidiaries.


      2.06 "Change in Control" means the occurrence, after the Effective Date, of any of the following events, directly or indirectly or in one or more series of transactions:

            (i) Approval of the Company's shareholders of a consolidation or merger of the Company with any Third Party, unless the Company is the entity surviving such merger or consolidation;

            (ii) Approval of the Company's shareholders of a transfer of all or substantially all of the assets of the Company to a Third Party or a complete liquidation or dissolution of the Company;

            (iii) A Third Party (other than James F. Chen and his affiliates or Advantage Fund Limited, Advantage Fund II Ltd. and/or their affiliates), directly or indirectly, through one or more subsidiaries or transactions or acting in concert with one or more persons or entities:

                  (A) acquires beneficial ownership of more than 20% of the Voting Stock;

                  (B) acquires irrevocable proxies representing more than 20% of the Voting Stock;

                  (C) acquires any combination of beneficial ownership of Voting
            Stock and irrevocable proxies representing more than 20% of the Voting Stock;

                  (D) acquires the ability to control in any manner the election of a majority of the directors of the Company; or

                  (E) acquires the ability to directly or indirectly  exercise a controlling influence over the management or policies of the Company;

            (iv) any election has occurred of persons to the Board that causes a majority of the Board to consist of persons other than (A) persons who were members of the Board on the Effective Date and/or (B) persons who were nominated for election as members of the Board by the Board (or a committee of the Board) at a time when the majority of the Board (or of such committee) consisted of persons who were members of the Board on the Effective Date; PROVIDED, HOWEVER, that any persons nominated for election by the Board (or a committee of the Board), a majority of whom are persons described in clauses (A) and/or (B), or are persons who were themselves nominated by such Board (or a committee of such Board), shall for this purpose be deemed to have been nominated by a Board composed of persons described in clause (A); or

            (v) A determination is made by the SEC or any similar agency having regulatory control over the Company that a change in control, as defined in the securities laws or regulations then applicable to the Company, has occurred.

Notwithstanding any provision contained herein, a Change in Control shall not include any of the above described events if they are the result of a Third Party's inadvertently acquiring beneficial ownership or irrevocable proxies or a combination of both for more than 20% of the Voting Stock, and the Third Party as promptly as practicable thereafter divests itself of beneficial ownership or irrevocable proxies for a sufficient number of shares so that the Third Party no longer has beneficial ownership or irrevocable proxies or a combination of both for more than 20% of the Voting Stock.

      2.07 "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements, or supersedes said section.

      2.08 "Committee" means a committee of the Board as may be appointed, from time to time, by the Board. The Board may, from time to time, appoint members of the Committee in substitution for those members who were previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall be composed of at least two directors of the Company, each of whom is a "non-employee director" as defined in Rule 16b-3, as promulgated by the SEC under the Exchange Act, and an "outside director" within the meaning of Section 162(m). The Committee shall have the power and authority to administer the Plan in accordance with Article III. If, however, at least two of the Company's directors are not both "non-employee directors" and "outside directors," the Plan shall be administered by the Board and the term "Committee" as used herein shall mean the Board.

      2.09 "Common Stock" means the Common Stock, par value $.001 per share, of the Company.

      2.10 "Company" means V-ONE Corporation, a corporation organized under the laws of the State of Delaware, and its successors.

      2.11 "Consultant Participant" means a Participant who is a consultant to the Company or one of its Subsidiaries.

      2.12 "Date of Grant" means the date designated by the Plan or the Committee as the date as of which an Award is granted, which shall not be earlier than the date on which the Committee approves the granting of such Award.

      2.13 "Disability" means any physical or mental injury or disease of a permanent nature that renders an Employee or a Consultant Participant incapable of meeting the requirements of the employment or other work that the Employee or Consultant Participant performed immediately before that disability commenced. The determination of whether an Employee or a Consultant Participant is disabled and when an Employee or a Consultant Participant becomes disabled shall be made by the Committee in its sole and absolute discretion.

      2.14 "Disability Date" means the date which is six months after the date on which an Employee or a Consultant Participant is first absent from active employment or work with the Company due to a Disability.

      2.15 "Employee Participant" means a Participant who is an employee of the Company or one of its Subsidiaries.

      2.16 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

      2.17 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      2.18 "Fair Market Value" of a share of Common Stock means, as of any given date, the closing sales price of a share of Common Stock on such date on the principal national securities exchange on which the Common Stock is then traded or, if the Common Stock is not then traded on a national securities exchange, the closing sales price or, if none, the average of the bid and asked prices of the Common Stock on such date as reported on the National Association of Securities Dealers Automated Quotation System ("Nasdaq"); PROVIDED, HOWEVER, that, if there were no sales reported as of such date, Fair Market Value shall be computed as of the last date preceding such date on which a sale was reported; PROVIDED, FURTHER, that, if any such exchange or quotation system is closed on any day on which Fair Market Value is to be determined, Fair Market Value shall be determined as of the first date immediately preceding such date on which such exchange or quotation system was open for trading. In the event the Common Stock is not admitted to trade on a securities exchange or quoted on Nasdaq, the Fair Market Value of a share of Common Stock as of any given date shall be as determined by the Committee in its sole and absolute discretion, which determination may be based on, among other things, the opinion of one or more independent and reputable appraisers qualified to value companies in the Company's line of business.

      2.19 "Incentive Stock Option" means an Option designated as an incentive stock option and that meets the requirements of Section 422 of the Code.

      2.20 "Non-Employee Director" means each member of the Board who is not an employee of the Company or of any of its Subsidiaries.

      2.21 "Non-Employee Director Option" means an Option granted in accordance with Article VIII.

      2.22 "Non-Qualified Stock Option" means an Option that is not an Incentive Stock Option.

      2.23 "Option" means any option to purchase Common Stock granted to a Participant pursuant to Article VI or to a Non-Employee Director pursuant to
Article VIII.

      2.24 "Participant" means any employee of or consultant to the Company or any of its Subsidiaries selected by the Committee to receive an Option under the Plan in accordance with Article VI and/or Restricted Shares under the Plan in accordance with Article VII and, solely to the extent provided in Article VIII, any Non-Employee Director.

      2.25 "Plan" means the V-ONE Corporation 1998 Incentive Stock Plan as set forth herein, and as the same may be amended from time to time.

      2.26 "Reload Option" shall have the meaning set forth in Section 6.03(e) of the Plan.

      2.27  "Restricted   Shares"  means  shares  of  Common  Stock  subject  to
restrictions imposed in connection with Awards granted under Article VII.

      2.28 "Rule 16b-3" means Rule 16b-3 promulgated by the SEC under Section 16 of the Exchange Act and any successor rule.

      2.29 "SEC" means the Securities and Exchange Commission.

      2.30 "Section 162(m)" means Section 162(m) of the Code and the regulations thereunder.

      2.31 "Subsidiary" means a company more than 50% of the equity interests of which are beneficially owned, directly or indirectly, by the Company.

      2.32 "Ten Percent Shareholder" means a Participant who, at the time of grant of an Option, owns (or is deemed to own under Section 424(d) of the Code) more than 10% of the Voting Stock.

      2.33 "Termination of Employment" means, with respect to an Employee Participant, the voluntary or involuntary termination of a Participant's employment with the Company or any of its Subsidiaries for any reason, including, without limitation, death, Disability, retirement or as the result of the sale or other divestiture of the Participant's employer or any similar transaction in which the Participant's employer ceases to be the Company or one of its Subsidiaries. Whether entering military or other government service shall constitute Termination of Employment, and whether a Termination of Employment is a result of Disability, shall be determined in each case by the Committee in its sole and absolute discretion. Termination of Employment means, with respect to a consultant, termination of his or her services as a consultant to the Company or one of its Subsidiaries.

      2.34 "Third Party" includes a single person or a group of persons or entities acting in concert not wholly owned directly or indirectly by the Company.

      2.35 "Voting Stock" means the classes of stock of the Company entitled to vote generally in the election of directors of the Company.

ARTICLE III.  ADMINISTRATION

      3.01 COMMITTEE. The Plan shall be administered by the Committee, which shall have exclusive and final authority in each determination, interpretation, or other action affecting the Plan and its Participants. The Committee shall have the sole and absolute discretion to interpret the Plan, to establish and modify administrative rules for the Plan, to select the officers, other key employees and consultants to whom Awards may be granted, to determine the terms and provisions of the respective Award Agreements (which need not be identical), to determine all claims for benefits under the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, to determine whether the shares offered with respect to an Award will be treasury shares or will be authorized but previously unissued shares, and to take such steps in connection with the Plan and Awards granted hereunder as it may deem necessary or advisable. No action of the Committee will be effective if it contravenes or amends the Plan in any respect.

      3.02 ACTIONS OF THE COMMITTEE. Except when the "Committee" is the "Board" in the circumstance described on the last sentence of Section 2.08, all determinations of the Committee shall be made by a majority vote of its members. Any decision or determination reduced to writing and signed by all of the members shall be fully as effective as if it had been made at a meeting duly called and held. The Committee shall also have express authorization to hold Committee meetings by conference telephone, or similar communication equipment by means of which all persons participating in the meeting can hear each other.

ARTICLE IV.  SHARES OF COMMON STOCK

      4.01 NUMBER OF SHARES OF COMMON STOCK ISSUABLE. Subject to adjustments as provided in Section 9.05, 5,000,000 shares of Common Stock shall be available for Awards granted under the Plan. The Common Stock to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company and held in its treasury.

      4.02 CALCULATION OF NUMBER OF SHARES OF COMMON STOCK AWARDED TO ANY PARTICIPANT. In the event the purchase price of an Option is paid, or tax or withholding payments relating to an Award are satisfied, in whole or in part through the delivery of shares of Common Stock, a Participant will be deemed to have received an Award with respect to those shares of Common Stock.

      4.03 SHARES OF COMMON STOCK SUBJECT TO TERMINATED AWARDS. The Common Stock covered by any unexercised portions of terminated Options, shares of Common Stock forfeited as provided in Section 7.02(a) and shares of Common Stock subject to Awards that are otherwise surrendered by the Participant without receiving any payment or other benefit with respect thereto may again be subject to new Awards under the Plan.

ARTICLE V.  PARTICIPATION

      5.01 ELIGIBLE PARTICIPANTS. Participants in the Plan shall include such officers, other key employees of and consultants to the Company or its Subsidiaries, whether or not directors of the Company, as the Committee, in its sole and absolute discretion, may designate from time to time. In making such designation, the Committee may take into account the nature of the services rendered by the officers, key employees and consultants, their present and potential contributions to the success of the Company, and such other factors as the Committee, in its sole and absolute discretion, may deem relevant. The Committee's designation of a Participant in any year shall not require the Committee to designate such person to receive Awards in any other year. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards. A Participant may hold more than one Award granted under the Plan. During the term of the Plan, no Employee Participant may receive Awards with respect to more than 500,000 shares of Common Stock.

      Non-Employee Directors shall receive Non-Employee Director Options in accordance with Article VIII, the provisions of which are automatic and non-discretionary in operation. Non-Employee Directors shall not be eligible to receive any other Awards under the Plan unless they are no longer Non-Employee Directors on the Date of Grant of such Awards.

ARTICLE VI.  STOCK OPTIONS

      6.01 GRANT OF OPTION. Any Option granted under this Article VI shall have such terms as the Committee may, from time to time, approve, and the terms and conditions of Options need not be the same with respect to each Participant. Under this Article VI, the Committee may grant to any Employee or Consultant Participant one or more Incentive Stock Options, Non-Qualified Stock Options or both types of Options; PROVIDED, HOWEVER, that Incentive Stock Options may only be granted to Employee Participants. To the extent any Option does not qualify as an Incentive Stock Option (whether because of its provisions, the time or manner of its exercise or otherwise), that Option or the portion thereof that does not so qualify shall constitute a separate Non-Qualified Stock Option.

      6.02 INCENTIVE STOCK OPTIONS. In the case of any grant of an Incentive Stock Option, whenever possible, each provision hereof and in any Award Agreement relating to such Option shall be interpreted to entitle the holder thereof to the tax treatment afforded by Section 422 of the Code, except (a) in connection with the exercise of Options following a Participant's Termination of Employment, (b) in accordance with a specific determination of the Committee with the consent of the affected Participant and (c) to the extent that the operation of Section 9.05 would cause an Option to no longer be entitled to such treatment. If any provision hereof or that Award Agreement is held not to comply with requirements necessary to entitle that Option to that tax treatment, then except as otherwise provided in the preceding sentence: (i) that provision shall be deemed to have contained from the outset such language as is necessary to entitle the Option to the tax treatment afforded under Section 422 of the Code; and (ii) all other provisions hereof and of that Award Agreement remain in full force and effect. Except as otherwise specified in the first sentence of this
Section 6.02, if any Award Agreement covering an Option the Committee designates to be an Incentive Stock Option hereunder does not explicitly include any term required to entitle that Incentive Stock Option to the tax treatment afforded by
Section 422 of the Code, all such terms shall be deemed implicit in the designation of that Option, and that Option shall be deemed to have been granted subject to all such terms.

      6.03 TERMS OF OPTIONS. Options granted under this Article VI shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

            (a) OPTION PRICE. The option price per share of Common Stock purchasable under an Option shall be determined by the Committee at the time of grant but, if the Option is an Incentive Stock Option, the option price per share shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant; PROVIDED, HOWEVER, that, if an Incentive Stock Option is granted to a Ten Percent Shareholder, the option price per share shall be at least 110% of the Fair Market Value of a share of Common Stock on the Date of Grant and PROVIDED, FURTHER, that, except as otherwise required under the Code with respect to Incentive Stock Options and as required by Rule 16b-3 with respect to Options granted to persons subject to Section 16 of the Exchange Act, no amendment of an Option shall be deemed to be the grant of a new Option for purposes of this Section 6.03(a). Notwithstanding the foregoing, the option price per share of Common Stock of an Option shall never be less than par value per share.

            (b) OPTION TERM. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after its Date of Grant; PROVIDED, HOWEVER, that, if an Incentive Stock Option is granted to a Ten Percent Shareholder, the Option shall not be exercisable more than five years after its Date of Grant.

            (c) EXERCISABILITY. An Award Agreement with respect to Options may contain such performance targets, waiting periods, exercise dates, restrictions on exercise (including, but not limited to, a requirement that an Option is exercisable in periodic installments), and restrictions on the transfer of the underlying shares of Common Stock, if any, as may be determined by the Committee at the time of grant. To the extent not exercised, installments shall cumulate and be exercisable, in whole or in part, at any time after becoming exercisable, subject to the limitations set forth in Sections 6.03(b), (g) and (h). If an Option is an Incentive Stock Option and if required by Section 422 of the Code, the aggregate Fair Market Value of the shares of Common Stock underlying such Option and all other incentive stock options granted to the Employee Participant (determined at the time the Option is granted) that become exercisable in any one calendar year shall not exceed $100,000.

            (d) METHOD OF EXERCISE. Subject to whatever installment exercise and waiting period provisions that apply under Section 6.03(c) above, Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price in such form as the Committee may accept (including payment in accordance with a cashless exercise program approved by the Committee). If and to the extent the Committee determines in its sole and absolute discretion at or after grant, payment in full or in part may also be made in the form of shares of Common Stock already owned by the Participant (and for which the Participant has good title, free and clear of any liens or encumbrances) based on the Fair Market Value of the shares of Common Stock on the date the Option is exercised; PROVIDED, HOWEVER, that any already owned Common Stock used for payment must have been held by the Participant for at least six months. No Common Stock shall be issued on exercise of an Option until payment, as provided herein, therefor has been made. A Participant shall generally have the right to dividends or other rights of a stockholder with respect to Common Stock subject to the Option only when certificates for shares of Common Stock are issued to the Participant.

            (e) RELOAD OPTIONS. The Committee shall have the authority to specify, at the time of grant or, with respect to Non-Qualified Stock
      Options, at or after the time of grant, that an Employee or a Consultant Participant shall be granted a Non-Qualified Stock Option (a "Reload Option") in the event such Participant exercises all or a part of an Option (an "Original Option") by surrendering in accordance with Section 6.03(d) of the Plan already owned shares of Common Stock in full or partial payment of the purchase price under the Original Option, subject to the availability of shares of Common Stock under the Plan at the time of such exercise; PROVIDED, HOWEVER, that no Reload Option shall be granted to a Non-Employee Director. Each Reload Option shall cover a number of shares of Common Stock equal to the number of shares of Common Stock surrendered in payment of the purchase price under such Original Option, shall have a purchase price per share of Common Stock equal to the 100% of the Fair Market Value of a share of Common Stock on the Date of Grant of such Reload Option, and shall expire on the stated expiration date of the Original Option. A Reload Option shall be exercisable at any time and from time to time after the Date of Grant of such Reload Option (or, as the Committee in its sole and absolute discretion shall determine, at or after the Date of Grant, at such time or times as shall be specified in the Reload Option). Any Reload Option may provide for the grant, when exercised, of subsequent Reload Options to the extent and upon such terms and conditions, consistent with this Section 6.03(e), as the Committee in its sole and absolute discretion shall specify at or after the Date of Grant of such Reload Option. A Reload Option shall contain such other terms and conditions, which may include a restriction on the transferability of the shares of Common Stock received upon exercise of the Original Option representing at least the after-tax profit received upon exercise of the Original Option, as the Committee in its sole and absolute discretion shall deem desirable, and which may be set forth in rules or guidelines adopted by the Committee or in the Award Agreements evidencing the Reload Options.

            (f) NON-TRANSFERABILITY OF OPTIONS. No Option shall be transferable by the Participant otherwise than by will or the laws of descent and distribution.

            (g) ACCELERATION OR EXTENSION OF EXERCISE TIME. The Committee, in its sole and absolute discretion, shall have the right (but shall not in any case be obligated) to permit purchase of Common Stock subject to any Option granted to an Employee or a Consultant Participant prior to the time such Option would otherwise become exercisable under the terms of the

      Award Agreement. In addition, the Committee, in its sole and absolute discretion, shall have the right (but shall not in any case be obligated) to permit any Option granted to an Employee or a Consultant Participant to be exercised after its expiration date, subject, however to the limitation set forth in Section 6.03(b).

            (h)  EXERCISE  OF  OPTIONS  UPON  TERMINATION  OF  EMPLOYMENT.   The
      following  provisions  apply to Options granted to Employee and Consultant
      Participants:

                  (i)   EXERCISE  OF  VESTED   OPTIONS   UPON   TERMINATION   OF
                        EMPLOYMENT.

                        (A) TERMINATION.  Unless the Committee,  in its sole and
                  absolute discretion, provides for a shorter or longer period of time in the Award Agreement or a longer period of time in accordance with Section 6.03(g), upon an Employee or a Consultant Participant's Termination of Employment other than by reason of death or Disability, an Employee or a Consultant Participant may, within three months from the date of such Termination of Employment, exercise all or any part of his or her Options as were exercisable on the date of Termination of Employment if such Termination of Employment is not for Cause. If such Termination of Employment is for Cause, the right of the Employee or Consultant Participant to exercise such Options shall terminate on the date of Termination of Employment. In no event, however, may any Option be exercised later than the date determined pursuant to Section 6.03(b).

                        (B) DISABILITY. Unless the Committee, in its sole and absolute discretion, provides for a shorter or longer period of time in the Award Agreement or a longer period of time in accordance with Section 6.03(g), upon an Employee or a
                  Consultant  Participant's  Disability  Date,  the  Employee or
                  Consultant Participant may, within one year after the Disability Date, exercise all or a part of his or her Options, whether or not such Option was exercisable on the Disability Date, but only to the extent not previously exercised. In no event, however, may any Option be exercised later than the date determined pursuant to Section 6.03(b).

                        (C) DEATH. Unless the Committee, in its sole and absolute discretion, provides for a shorter or longer period of time in the Award Agreement or a longer period of time in accordance with Section 6.03(g), in the event of the death of an Employee or a Consultant Participant while employed by the Company or a Subsidiary, the right of the Employee or Consultant Participant's Beneficiary to exercise the Option in full (whether or not all or any part of the Option was exercisable as of the date of death of the Employee or Consultant Participant, but only to the extent not previously exercised) shall expire upon the expiration of one year from the date of the Employee or Consultant Participant's death or on the date of expiration of the Option determined pursuant to
                  Section 6.03(b), whichever is earlier.

                   (ii) EXPIRATION OF UNVESTED OPTIONS UPON TERMINATION OF EMPLOYMENT. Subject to Sections 6.03(g) and 6.03(h)(i)(B) and (C), to the extent all or any part of an Option granted to an Employee or a Consultant Participant was not exercisable as of the date of Termination of Employment, such right shall expire at the date of such Termination of Employment. Notwithstanding the foregoing, the

            Committee, in its sole and absolute discretion and under such terms as it deems appropriate, may permit an Employee or a Consultant Participant who will continue to render significant services to the Company or a Subsidiary after his or her Termination of Employment to continue to accrue service with respect to the right to exercise his or her Options during the period in which the individual continues to render such services.

ARTICLE VII.  RESTRICTED SHARES

      7.01 RESTRICTED SHARE AWARDS. Restricted Shares may be issued either alone or in addition to other Awards granted under the Plan. The Committee may grant to any Employee or Consultant Participant an Award of shares of Common Stock in such number, and subject to such terms and conditions relating to forfeitability and restrictions on delivery and transfer (whether based on performance standards, periods of service or otherwise) as the Committee shall establish. The terms of any Restricted Share Award granted under the Plan shall be set forth in an Award Agreement, which shall contain provisions determined by the Committee and not inconsistent with the Plan. The provisions of Restricted Share Awards need not be the same for each Participant receiving such Awards.

            (a) ISSUANCE OF RESTRICTED SHARES. As soon as practicable after the Date of Grant of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company shares of Common Stock, registered on behalf of the Participant in nominee form, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Company retroactive to the Date of Grant if an Award Agreement delivered to the Participant by the Company with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. Each Participant, as a condition to the receipt of a Restricted Share Award, shall pay to the Company in cash the par value of a share of Common Stock multiplied by the number of shares of Common Stock covered by such Restricted Share Award. All shares of Common Stock covered by Awards under this Article VII shall be subject to the restrictions, terms and conditions contained in the Plan and the Award Agreement entered into by and between the Company and the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the stock certificates representing such Restricted Shares shall be held in custody by the Company or its designee. Upon the lapse or release of all restrictions with respect to an Award as described in Section 7.01(d), one or more stock certificates, registered in the name of the Participant, for an appropriate number of shares of Common Stock as provided in Section 7.01(d), free of any restrictions set forth in the Plan and the Award Agreement, shall be delivered to the Participant.

            (b) SHAREHOLDER RIGHTS. Beginning on the Date of Grant of the Restricted Share Award and subject to execution of the Award Agreement as provided in Section 7.01(a), the Participant shall become a shareholder of the Company with respect to all shares of Common Stock subject to the Award Agreement and shall have all of the rights of a shareholder, including, but not limited to, the right to vote such shares of Common Stock and, except as otherwise determined by the Committee and specified in the applicable Award Agreement, the right to receive dividends (or dividend equivalents); PROVIDED, HOWEVER, that any shares of Common Stock distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Shares and shall be held in custody by the Company as prescribed in Section 7.01(a).

            (c) RESTRICTION ON TRANSFERABILITY. None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution), pledged or sold prior to lapse or release of the restrictions applicable thereto.

            (d) DELIVERY OF SHARES OF COMMON STOCK UPON RELEASE OF RESTRICTIONS. Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of Section 9.04, the Company shall deliver to the Participant or, in case of the Participant's death, to the Participant's Beneficiary, one or more stock certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

      7.02  TERMS OF RESTRICTED SHARES.

            (a) FORFEITURE OF RESTRICTED SHARES. Subject to Section 7.02(b), all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company or any Subsidiary of the Company as an employee or consultant, as the case may be, until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Award Agreement. The Committee, in its sole and absolute discretion, shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.

            (b) WAIVER OF FORFEITURE PERIOD. Notwithstanding anything contained in this Article VII to the contrary, the Committee may, in its sole and absolute discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, Disability or retirement of the Participant or a material change in circumstances arising after the Date of Grant of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of Restricted Shares) as the Committee shall deem appropriate, provided that the Participant shall at that time have completed at least one year of employment or service as a consultant after the Date of Grant.

ARTICLE VIII.  NON-EMPLOYEE DIRECTOR OPTIONS

      8.01 GRANT OF NON-EMPLOYEE  DIRECTOR  OPTIONS.  On the earlier to occur of
(a) the date a Non-Employee Director is elected as such for the first time by the holders of Voting Stock and (b) the date this Plan is approved by a simple majority of the holders of Voting Stock, each Non-Employee Director shall be granted a Non-Employee Director Option consisting of an Option to purchase 10,000 shares of Common Stock; PROVIDED, HOWEVER, that (i) directors Charles C. Chen, Harry S. Gruner and William E. Odom shall each not be eligible to receive an Option under this Section 8.01, and (ii) if a Non-Employee Director receives, after the Effective Date of this Plan, an option ("1996 Plan Option") to purchase shares of Common Stock under the Virtual Open Network Environment Corporation 1996 Incentive Stock Plan ("1996 Plan"), the number of shares subject to the Option granted under this Section 8.01 shall be reduced by the number of shares covered by the 1996 Plan Option. The option price for such Non-Employee Director Options shall be the Fair Market Value of a share of Common Stock on the Date of Grant. All such Options shall be designated as Non-Qualified Stock Options and shall have a five year term. Each such Option shall be exercisable in full on the Date of Grant of such Option.

      If a Non-Employee Director's service with the Company terminates by reason of death, any Option held by such Non-Employee Director may be exercised for a period of one year from the date of death or until the expiration of the Option, whichever is shorter. If a Non-Employee Director's service with the Company terminates other than by reason of death, any Option held by such Non-Employee Director may be exercised for a period of three months from the date of such termination, or until the expiration of the stated term of the Option, whichever is shorter. All applicable provisions of the Plan (other than Sections 6.03(g) and (h)) not inconsistent with this Section 8.01 shall apply to Options granted to Non-Employee Directors.

ARTICLE IX.  TERMS APPLICABLE TO ALL AWARDS GRANTED UNDER THE PLAN

      9.01 AWARD AGREEMENT. No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement authorized by the Committee expressly granting the Award to such person and containing provisions setting forth the terms of the Award.

      9.02 PLAN PROVISIONS CONTROL AWARD TERMS. The terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Committee have the power to grant to a Participant any Award under the Plan that is contrary to any provisions of the Plan. If any provision of any Award shall conflict with any of the terms in the Plan as constituted on the Date of Grant of such Award, the terms in the Plan as constituted on the Date of Grant of such Award shall control.

      9.03 MODIFICATION OF AWARD AFTER GRANT. Except as provided by the Committee, in its sole and absolute discretion, in the Award Agreement or as provided in Section 9.05, no Award granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Award) after the Date of Grant except by express written agreement between the Company and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

      9.04 TAXES. The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any Award. The Company may defer issuance of Common Stock under an Award unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee or its delegate and shall be payable by the Participant at such time as the Committee determines. A Participant shall be permitted to satisfy his or her tax or withholding obligation by (a) having cash withheld from the Participant's salary or other compensation payable by the Company or a Subsidiary, (b) the payment of cash by the Participant to the Company, (c) the payment in shares of Common Stock already owned by the Participant valued at Fair Market Value, and/or (d) the withholding from the Award, at the appropriate time, of a number of shares of Common Stock sufficient, based upon the Fair Market Value of such Common Stock, to satisfy such tax or withholding requirements. The Committee shall be authorized, in its sole and absolute discretion, to establish rules and procedures relating to any such withholding methods it deems necessary or appropriate (including, without limitation, rules and procedures relating to elections by Participants who are subject to the provisions of Section 16 of the Exchange Act to have shares of Common Stock withheld from an Award to meet those withholding obligations).

      9.05  ADJUSTMENTS TO REFLECT CAPITAL CHANGES; CHANGE IN CONTROL.

            (a) RECAPITALIZATION. The number and kind of shares subject to outstanding Awards, the purchase price or exercise price of such Awards, the amount of Non-Employee Director Options to be granted on any date under Article VIII, the limit set forth in the last sentence of the first paragraph of Section 5.01 of the Plan, and the number and kind of shares available for Awards subsequently granted under the Plan shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Awards granted under the Plan. The Committee shall have the power and sole and absolute discretion to determine the nature and amount of the adjustment to be made in each case. In no event shall any adjustments be made under the provisions of this Section 9.05(a) to any outstanding Restricted Share Award if an adjustment has been or will be made to the shares of Common Stock awarded to a Participant in such person's capacity as a stockholder.

            (b) SALE OR REORGANIZATION. After any reorganization, merger, or consolidation in which the Company is or is not the surviving entity, each Participant shall, at no additional cost, be entitled upon the exercise of an Option outstanding prior to such event to receive (subject to any required action by stockholders), in lieu of the number of shares of Common Stock receivable on exercise pursuant to such Option, the number and class of shares of stock or other securities to which such Participant would have been entitled pursuant to the terms of the reorganization, merger, or consolidation if, at the time of such reorganization, merger, or consolidation, such Participant had been the holder of record of a number of shares of Common Stock equal to the number of shares of Common Stock receivable on exercise of such Option. Comparable rights shall accrue to each Participant in the event of successive reorganizations, mergers, or consolidations of the character described above.

            (c) OPTIONS TO PURCHASE STOCK OF ACQUIRED COMPANIES. After any reorganization, merger, or consolidation in which the Company shall be a surviving entity, the Committee may grant substituted Options under the provisions of the Plan, replacing old options granted under a plan of another party to the reorganization, merger, or consolidation whose stock subject to the old options may no longer be issued following such reorganization, merger, or consolidation. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole and absolute discretion. Any such adjustments may provide for the elimination of any fractional shares of Common Stock that might otherwise become subject to any Options.

            (d) CHANGE IN CONTROL. Upon a Change in Control, unless otherwise specifically prohibited by Rule 16b-3:

                  (1) Any and all Options shall become  exercisable  in full, to the extent not previously exercised, as of the date of the Change in Control; and

                  (2) The restrictions on vesting on all Restricted Share Awards shall be deemed to have satisfied as of the date of the Change in Control.

            (e) EXISTENCE OF AWARDS. The existence of outstanding Awards shall not affect the right of the Company or its stockholders to make or authorize any and all adjustments, recapitalizations, reclassifications, reorganizations and other changes in the Company's capital structure, the Company's business, any merger or consolidation of the Company, any issue of bonds, debentures or preferred stock of the Company, the Company's liquidation or dissolution, any sale or transfer of all or any part of the Company's assets or business, or any other corporate act or proceeding, whether of a similar nature or otherwise.

      9.06 SURRENDER OF AWARDS. Any Award granted to a Participant under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and holder approve.

      9.07 NO RIGHT TO AWARD;  NO RIGHT TO  EMPLOYMENT.  Except as  provided  in
Article VIII, no director, employee, consultant or other person shall have any claim or right to be granted an Award. Neither the Plan nor any action taken hereunder shall be construed as giving any director, employee or consultant any right to be retained by the Company or any of its Subsidiaries.

      9.08 AWARDS NOT INCLUDABLE FOR BENEFIT PURPOSES. Income recognized by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of ERISA) or group insurance or other benefit plans applicable to the Participant that are maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by resolution of the Board.

      9.09 GOVERNING LAW. The Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Delaware other than the conflict of laws provisions of such laws, and shall be construed in accordance therewith.

      9.10 NO STRICT CONSTRUCTION. No rule of strict construction shall be implied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

      9.11 COMPLIANCE WITH RULE 16B-3 AND SECTION 162(M). It is intended that the Plan be applied and administered in compliance with Rule 16b-3 and with
Section 162(m). If any provision of the Plan would be in violation of Section 162(m) if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Section 162(m) as determined by the Committee in its sole and absolute discretion. The Board is authorized to amend the Plan and the Committee is authorized to make any such modifications to Award Agreements to comply with Rule 16b-3 and Section 162(m), as they may be amended from time to time, and to make any other such amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3 or Section 162(m). Notwithstanding the foregoing, the Board may amend the Plan so that it (or certain of its provisions) no longer comply with either or both of Rule 16b-3 or
Section 162(m) if the Board specifically determines that such compliance is no longer desired and the Committee may grant Awards that do not comply with Rule 16b-3 and/or Section 162(m) if the Committee determines, in its sole and absolute discretion, that it is in the interest of the Company to do so.

      9.12 CAPTIONS. The captions (I.E., all Article and Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize, or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

      9.13 SEVERABILITY. Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law, and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.

      9.14 LEGENDS. All certificates for Common Stock delivered under the Plan shall be subject to such transfer restrictions, if any, set forth in the Plan and such other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the SEC, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

      9.15 INVESTMENT REPRESENTATION. The Committee may, in its sole and absolute discretion, demand that any Participant awarded an Award deliver to the Committee at the time of grant or exercise of such Award a written representation that the shares of Common Stock subject to such Award are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such written representation by the Participant prior to the delivery of any shares of Common Stock pursuant to the grant or exercise of his or her Award shall be a condition precedent to the Participant's right to purchase or otherwise acquire such shares of Common Stock by such grant or exercise. The Company is not legally obliged hereunder if fulfillment of its obligations under the Plan would violate federal or state securities laws.

      9.16  AMENDMENT AND TERMINATION.

            (a) AMENDMENT. The Board shall have complete power and authority to amend the Plan at any time it is deemed necessary or appropriate; PROVIDED, HOWEVER, that the Board shall not, without the affirmative approval of a simple majority of the holders of Voting Stock, represented, by person or by proxy, and entitled to vote at an annual or special meeting of the holders of Voting Stock, make any amendment that requires stockholder approval under any applicable law or rule, unless the Board determines that compliance with such law or rule is no longer desired with respect to the Plan as a whole or the provision to be amended. No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Award; PROVIDED, HOWEVER, that the Committee may, in its sole and absolute discretion, make provision in an Award Agreement for such amendments that, in its sole and absolute discretion, it deems appropriate.

            (b) TERMINATION. The Board shall have the right and the power to terminate the Plan at any time. No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be amended and exercised and may vest after termination of the Plan at any time prior to the expiration date of such Award to the same extent such Award could have been amended or would have been exercisable or vest had the Plan not terminated.

      9.17 COSTS AND EXPENSES. All costs and expenses incurred in administering the Plan shall be borne by the Company.

      9.18 UNFUNDED PLAN. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or make any other segregation of assets to assure the payment of any Award under the Plan.

      9.19 LOANS. The Committee shall be entitled to grant to Participants granted Non-Qualified Stock Options (other than Non-Employee Director Options) the right to pay the exercise price of such Options by delivery to the Company of an amount of cash equal to the par value per share of Common Stock purchased on exercise and a recourse promissory note. Each such recourse promissory note shall have the following terms and conditions: (a) such promissory note shall bear interest at 2% over the prime rate of Citibank on the date the promissory note is issued, (b) interest shall be due and payable quarterly in arrears, (c) the principal amount shall be due in full on the second anniversary date, (d) principal and accrued interest may be prepaid at any time, in whole or in part, without penalty, (e) in the event of a default in the payment of principal or interest when due and the continuance of such default for ten (10) days, the full principal amount of the promissory note plus accrued and unpaid interest shall become immediately due and payable, and (vi) the promissory note shall be secured by a pledge to the Corporation of shares of Common Stock having a Fair Market Value at all times at least equal to 110% of the principal amount of the promissory note.

                                   Appendix B

                                                 Please date, sign and mail your
                                                 Proxy card as soon as possible!

                         Annual Meeting of Shareholders
                                V-ONE Corporation
                                  May 11, 2000

 /-/ Please mark your votes as
     in this example.                          Note to Preferred C Shareholders:
                                               You may Vote on Proposals 2, 3
                                               and 4 only.

1. Proposal One:  Election of two directors:   For         Withold Authority
   Nominees: A.L. Giannopoulos                 /  /        /  /
             Margaret E. Grayson
                                               For,  except  vote  withheld from
                                               the following nominee(s)
                                               _________________________________


                                                2.   Proposal   Two:  To  Ratify
             For     Against   Abstain          election of Ernst & Young LLP as
             / /      /   /     /   /           independent  auditors for fiscal
                                                year ending December 31, 2000.


             For     Against   Abstain          3. Proposal Three: To Approve an
             / /      /   /     /   /           amendment to  Company's  Amended
                                                and  Restated   Certificate   of
                                                Incorporation,   increasing  the
                                                number of shares of common stock
                                                which the Company is  authorized
                                                to  issue  from   33,333,333  to
                                                50,000,000 shares.

            For      Against   Abstain          4. Proposal  Four: To Approve an
            / /       /   /     /   /
                                                amendment to the Company's  1998
                                                Incentive  Stock Plan increasing
                                                shares    of    common     stock
                                                authorized   and   reserved  for
                                                issuance  from 2.5  million to 5
                                                million.

                                                5. In their  discretion  on such
                                                other  business as may  properly
                                                come  before the  meeting or any
                                                adjournment thereof.


                                                  Change of Address or  /   /
                                                  Comments, mark here: /   /
__________________________________________________________________


Signature of Shareholder           Signature of Additional Shareholder Dated

                                V-ONE CORPORATION

           This Proxy is solicited on Behalf of the Board of Directors

      The undersigned hereby appoints David D. Dawson and Margaret E. Grayson, or either of them each with full power of substitution, as the lawful proxies of the undersigned and hereby authorizes them to represent and to vote as designated on the reverse all shares of common stock of V-ONE Corporation ("Company") that the undersigned would be entitled to vote if personally present at the annual Meeting of Shareholders of the Company to be held on May 11, 2000 and at any adjournment thereof.

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted FOR the matters listed on the reverse.

      Whether or not you plan to attend the meeting , you are urged to execute and return this proxy which may be revoked at any time prior to its use.

                    (CONTINUED AND TO BE SIGNED ON OTHER SIDE.)